John Hancock

Patriot
Preferred
Dividend Fund

ANNUAL
REPORT

5.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

The stock market had a rough start to 2001, as last year's downward spiral continued, due to growing concern over the slowing economy and a parade of disappointing earnings announcements. But as the Federal Reserve aggressively attacked the slowdown with five interest-rate cuts between January and May, the market began to rebound in April on the belief that the worst might be over. Bonds wound up outperforming stocks, producing mostly positive returns, while the Standard & Poor's 500 Index returned -4% through May. Bonds were the beneficiaries of both the rate cuts and investors' search for safety. Even with the spring upturn, the market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks to
provide high
current income,
consistent with
preservation of
capital, by invest
ing primarily in
preferred stocks.


Over the last twelve months

* Preferred stocks rallied as interest rates fell, demand strengthened and supply dwindled.

* The Fund's focus on investment-grade preferreds served it well as the economy slowed.

* Utility common stocks stalled as the broader market improved.


[Bar chart with heading "John Hancock Patriot Preferred Dividend Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 19.03% total return for the fund. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]


Top holdings

 4.8%   El Paso Tennessee Pipeline Co., 8.25%, Ser A
 3.6%   AMERCO, 8.50%, Ser A
 3.6%   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A
 3.5%   J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H
 3.5%   FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser IV
 3.5%   Anadarko Petroleum Corp., 5.46%, Depositary Shares
 3.5%   Coastal Finance I, 8.375%
 3.4%   Morgan Stanley Group, Inc., 7.75%, Depositary Shares
 3.3%   Devon Energy Corp., 6.49%, Ser A
 3.3%   USA Education, Inc., 6.97%, Ser A

As a percentage of net assets on May 31, 2001.



BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Preferred Dividend Fund

MANAGERS'
REPORT

Preferred stocks performed reasonably well for the year ended May 31, 2001. In the final months of 2000, preferred stocks exhibited some strength, hoisted by expectations that the Federal Reserve Board would cut interest rates in early 2001 to boost a weakening economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when rates fall, just as bonds do). Further aiding preferreds' performance was declining supply, as issuers deferred issuing new, or refinancing old, preferred stocks until rates declined.

But the first calendar quarter proved more difficult for preferreds. Even though the Fed lowered interest rates, the preferred and bond markets essentially stalled. Much of the rate hikes already had been factored into prices, capping preferred stocks' gains. Furthermore, lower interest rates prompted a growing supply, as issuers floated more new securities, putting additional downward pressure on prices. Finally, demand for preferred stocks waned a bit as investors increasingly sought the higher yields of corporate and junk bonds in a declining interest-rate environment.

"Preferred stocks
 performed reasonably
 well for the year ended
 May 31, 2001."

Preferreds turned in very strong returns in April and May, primarily because of more favorable supply conditions. More issuers of preferred stocks began to call -- or redeem -- outstanding issues prior to maturity to take advantage of low interest rates. Those calls not only reduced existing supply, but also ignited demand from investors who were anticipating their preferred holdings would be called in the months ahead. Furthermore, the Fed's aggressive rate-cutting actions made existing, higher-yielding fixed income investments -- including preferreds -- more attractive.

[A photo of Team leader Greg Phelps flush right next to first paragraph.]

UTILITY COMMON STOCKS FADE

After posting strong gains in late 2000 and early 2001, utility common stocks -- which made up roughly 16% of the Fund's net assets at the end of May -- languished this spring. A rebound in the broader stock market prompted many investors to seek higher growth opportunities among non-utility sectors.

FUND PERFORMANCE

For the 12 months ended May 31, 2001, John Hancock Patriot Preferred Dividend Fund returned 19.03% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 15.63%, according to Lipper, Inc. The Merrill Lynch 30-Year Treasury Index returned 7.55%.

"Among our best perform-
 ers in the preferred-stock
 sector were those boosted
 by the dramatic rise of oil
 and natural gas prices."

A number of decisions we made about preferreds helped us outpace our peers. Our preferred holdings were overwhelmingly tilted toward investment-grade securities, which handily outpaced their below-investment-grade counterparts due to concerns that the latter would struggle in a slowing economy. Another positive was our relatively large weighting in "cushion" preferred stocks, whose higher-than-average dividends helped cushion their share price in periods when conditions were less than favorable.

INDIVIDUAL STANDOUTS

Among our best performers in the preferred-stock sector were those boosted by the dramatic rise of oil and natural gas prices. Anadarko Petroleum, Apache and Devon Energy all rode high energy prices to strong cash flow, an improved outlook for earnings and the potential to receive better credit ratings in the months ahead. Our preferred holdings in Coastal Finance also performed well when the company completed its merger with El Paso Tennessee Pipeline. Other good performers were high-yielding preferreds such as Grand Metropolitan Delaware, Shaw Communications and TDS Capital, which were increasingly sought out by yield-hungry investors as interest rates fell. In contrast, our holdings in Ocean Spray Cranberries performed poorly as the demand for the fruit declined and supply expanded.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 37%, the second is Finance 20%, the third Broker services 15%, the fourth Banks-United States 8%, and the fifth Oil & gas 8%.]

FOCUS ON CALL PROTECTION AND DRD ELIGIBILITY

Throughout the period, we maintained our long-term focus on preferred stocks eligible for the dividends-received deduction (DRD) and on those that carry good call protection. DRD-eligible preferred stocks offer distinct tax advantages to corporate investors, and as such, remain in fairly constant demand.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of May 31, 2001." The chart is divided into two sections (from top to left): Preferred stock 84% and Domestic common stock 16%. ]

Call protection means issuers can't redeem their preferred stocks before a specified date. Having call protection is particularly important when interest rates are falling and issuers are more likely to refinance to lock in new, lower rates. So far in 2001, issuers have announced plans to call an additional $1 billion of preferred stocks in the near future. With call protection, we can hang on to stocks with higher-than-average dividend yields even when interest rates are falling.

The financial services sector -- made up of brokerages, banks, insurers and other companies -- is one area we turn to for well-call-protected, DRD-eligible preferred stocks. But there are other reasons why we favor financial services companies, including our anticipation of additional merger and acquisition activity to boost the industry.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dominion Resources followed by an up arrow with the phrase "CA power crisis fuels demand for power generations." The second listing is Grand Metropolitan Delaware followed by an up arrow with the phrase "Benefits from demand for high coupon." The third listing is Ocean Spray Cranberries followed by a down arrow with the phrase "Bogged down by weak demand."]

UTILITY STOCK LEADERS

The power crisis in California highlighted the importance of vertical integration, meaning companies that transmit, distribute and generate power, since they are best positioned to prosper in areas of the country short on generating capacity. Among the biggest beneficiaries of this trend were Dominion Resources, Kansas City Power and Light, and KeySpan Corporation.

"...the Fed will likely
 continue to cut interest
 rates until it is satisfied
 that economic growth is
 sustainable."

OUTLOOK

Over the past several months, the Federal Reserve Board has continued to state that it is far more concerned with the possibility of a recession than it is with potential inflation pressures picking up. That suggests that the Fed will likely continue to cut interest rates until it is satisfied that economic growth is sustainable. If rates do continue to decline, investment-grade preferred stocks should have the wind at their backs. Their yields are very attractive relative to newly issued fixed-income investments. For example, most preferreds now carry a coupon of about 7%, compared with a 30-year Treasury that yielded roughly 5.8% at the end of May, and a 10-year Treasury that yielded roughly 5.4%. As for utility stocks, the outlook is more mixed. Expectations for better economic growth could continue to support investors' recent move toward sectors of the market that enjoy faster earnings growth.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2001.

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                               VALUE
PREFERRED STOCKS 83.86%                                                                  $122,913,712
(Cost $130,695,391)

Agricultural Operations 2.95%                                                              $4,320,000
 60,000   Ocean Spray Cranberries, Inc., 6.25% (R)                                          4,320,000

Automobile / Trucks 0.64%                                                                     937,170
 35,100   Ford Motor Co., 8.25%, Depositary Shares, Ser B                                     937,170

Banks -- Foreign 1.16%                                                                      1,701,610
 65,750   Banco Bilbao Vizcaya International Ltd., 9.75% (Spain)                            1,701,610

Banks -- United States 7.91%                                                               11,589,675
  1,900   ABN AMRO North America, Inc., 8.75%, Ser A (R)                                    2,023,500
100,000   FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser IV                     5,100,000
 98,700   HSBC USA, Inc., $2.8575                                                           4,466,175

Broker Services 15.24%                                                                     22,340,158
 40,000   Bear Stearns Companies, Inc., 5.72%, Ser F                                        1,600,000
100,600   Bear Stearns Companies, Inc., 6.15%, Ser E                                        4,323,788
 48,000   Lehman Brothers Holdings, Inc., 5.67%,
          Depositary Shares, Ser D                                                          2,028,000
100,000   Lehman Brothers Holdings, Inc., 5.94%, Ser C                                      4,100,000
180,700   Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                        5,258,370
100,000   Morgan Stanley Group, Inc., 7.75%, Depositary Shares                              5,030,000

Diversified Operations 1.59%                                                                2,334,900
 86,000   Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                               2,334,900

Finance 19.53%                                                                             28,628,505
 52,000   Citigroup, Inc., 6.213%, Ser G                                                    2,340,000
 88,700   Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                 4,035,850
156,000   Citigroup, Inc., 8.40%, Depositary Shares, Ser K                                  4,015,440
129,200   Household International Inc., 8.25%,
          Depositary Shares, Ser 92-A                                                       3,417,340
119,500   J.P. Morgan Chase & Co., 10.84%, Ser C                                            3,065,175
100,000   J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H                         5,175,000
 70,000   SI Financing Trust I, 9.50%, Gtd Pfd Sec & Purchase Contract                      1,782,200
101,000   USA Education, Inc., 6.97%, Ser A                                                 4,797,500

Leasing Companies 3.61%                                                                     5,291,000
220,000   AMERCO, 8.50%, Ser A                                                              5,291,000

Media 2.46%                                                                                 3,601,125
145,500   Shaw Communications Inc., 8.45%, Ser A (Canada)                                   3,601,125

Oil & Gas 7.78%                                                                            11,400,580
 60,139   Anadarko Petroleum Corp., 5.46%, Depositary Shares                                5,096,780
 17,200   Apache Corp., 5.68%, Depositary Shares, Ser B                                     1,466,300
 50,000   Devon Energy Corp., 6.49%, Ser A                                                  4,837,500

Utilities 20.99%                                                                           30,768,989
240,000   Alabama Power Co., 5.20%                                                          4,747,200
 20,000   Baltimore Gas & Electric Co., 6.99%, Ser 1995                                     2,030,000
199,800   Coastal Finance I, 8.375%                                                         5,084,910
136,600   El Paso Tennessee Pipeline Co., 8.25%, Ser A                                      7,089,540
 40,000   Entergy London Capital, L.P., 8.625%, Ser A                                       1,006,800
 10,500   Massachusetts Electric Co., 6.99%                                                 1,068,900
 11,171   MidAmerican Energy Co., $7.80                                                     1,160,109
 14,350   PSI Energy, Inc., 6.875%                                                          1,420,650
 19,000   Public Service Electric & Gas Co., 6.92%                                          1,928,500
 30,000   Puget Sound Energy, Inc., 7.45%, Ser II                                             753,600
110,000   Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                  2,777,500
 68,600   TDS Capital Trust II, 8.04%                                                       1,701,280

COMMON STOCKS 15.71%                                                                      $23,033,300
(Cost $21,069,513)

Utilities 15.71%                                                                           23,033,300
 60,000   Alliant Energy Corp.                                                              1,845,000
 27,500   Dominion Resources, Inc.                                                          1,823,250
 30,000   DTE Energy Co.                                                                    1,341,600
 74,000   Kansas City Power & Light Co.                                                     1,858,140
 63,000   KeySpan Corp.                                                                     2,514,960
 50,000   NSTAR                                                                             2,113,500
 82,000   OGE Energy Corp.                                                                  1,804,820
 90,000   Potomac Electric Power Co.                                                        1,994,400
 37,500   Progress Energy, Inc.                                                                16,875
 73,500   Puget Sound Energy, Inc.                                                          1,758,855
234,000   Sierra Pacific Resources                                                          3,603,600
 65,000   Western Resources, Inc.                                                           1,365,000
 30,000   WPS Resources Corp.                                                                 993,300

                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                              RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.36%                                                                $528,000
(Cost $528,000)

Commercial Paper 0.36%
Chevron USA, Inc., 06-01-01                                    4.10%           $528         $528,000

TOTAL SHORT-TERM INVESTMENTS 0.36%                                                          $528,000

TOTAL INVESTMENTS 99.93%                                                                $146,475,012

OTHER ASSETS AND LIABILITIES, NET 0.07%                                                      $95,696

TOTAL NET ASSETS 100.00%                                                                $146,570,708


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,343,500 or 4.33% of net assets as of 5-31-01.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $152,292,904)                         $146,475,012
Cash                                                                      498
Dividends receivable                                                  337,712
Other assets                                                           28,180

Total assets                                                      146,841,402

LIABILITIES
Auction Rate Preferred Shares dividends payable                        79,336
Payable to affiliates                                                 123,095
Other payables and accrued expenses                                    68,263

Total liabilities                                                     270,694

NET ASSETS
Auction Rate Preferred Shares -- without par value, unlimited number of shares of beneficial interest authorized, 525
  shares issued, liquidation preference of $100,000 per share      52,500,000
Common shares -- without par value, unlimited number of
  shares of beneficial interest authorized, 7,257,200
  outstanding                                                      99,248,833
Accumulated net realized loss on investments                         (285,810)
Net unrealized depreciation of investments                         (5,817,892)
Undistributed net investment income                                   925,577

Net assets applicable to common shares
  ($12.96 per share based on 7,257,200
  common shares outstanding)                                       94,070,708

Net assets                                                       $146,570,708

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                         $10,673,911
Interest                                                               61,890

Total investment income                                            10,735,801

EXPENSES
Investment management fee                                           1,147,727
Administration fee                                                    215,216
Preferred shares auction fees                                         136,084
Federal excise tax                                                     54,138
Custodian fee                                                          50,672
Miscellaneous                                                          44,745
Printing                                                               31,605
Auditing fee                                                           28,250
Transfer agent fee                                                     25,841
Trustees' fees                                                          5,944
Legal fees                                                              1,176

Total expenses                                                      1,741,398

Net investment income                                               8,994,403

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                      867,601
Change in net unrealized appreciation
  on investments                                                    7,593,851

Net realized and unrealized gain                                    8,461,452

Increase in net assets from operations                             17,455,855
Distribution to preferred shares                                   (2,427,162)

Net increase in net assets applicable to common
  shareholders resulting from operations, less
  preferred shares distributions                                  $15,028,693

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the
previous period.
The difference
reflects earnings
less expenses, any
investment gains
and losses,
distributions paid
to shareholders
and any increase
or decrease due
to the sale of
common shares.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                   5-31-00          5-31-01
INCREASE IN NET ASSETS
From operations

Net investment income                           $9,037,986       $8,994,403
Net realized gain                                1,186,865          867,601
Change in net unrealized
  appreciation (depreciation)                  (16,830,402)       7,593,851
Increase (decrease) in net assets
  resulting from operations                     (6,605,551)      17,455,855

Distributions to shareholders
Auction Rate Preferred Shares
  ($4,252 and $4,623
  per share, respectively)                      (2,232,125)      (2,427,162)
Common shares
  From net investment income                    (6,269,401)      (6,269,686)
                                                (8,501,526)      (8,696,848)

NET ASSETS
Beginning of period                            152,918,778      137,811,701

End of period 1                               $137,811,701     $146,570,708

1 Includes undistributed net investment income of $573,884 and $925,577, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-97     5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.99      $13.54      $14.54      $13.84      $11.76
Net investment income 1                                   1.42        1.37        1.23        1.25        1.24
Net realized and unrealized
  gain (loss) on investments                              0.58        1.08       (0.61)      (2.16)       1.16
Total from investment operations                          2.00        2.45        0.62       (0.91)       2.40
Less distributions
Dividends to Auction Rate
  preferred shareholders                                 (0.29)      (0.30)      (0.29)      (0.31)      (0.34)
Dividends from net investment
  income to common shareholders                          (1.16)      (1.15)      (1.03)      (0.86)      (0.86)
                                                         (1.45)      (1.45)      (1.32)      (1.17)      (1.20)
Net asset value,
  end of period                                         $13.54      $14.54      $13.84      $11.76      $12.96
Per share market value,
  end of period                                        $13.750     $14.563     $11.500     $10.250     $11.750
Total return
  at market value 2 (%)                                  19.87       14.72      (14.79)      (3.37)      23.81

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to
  common shares, end of period
  (in millions)                                            $98        $106        $100         $85         $94
Ratio of expenses
  to average net assets 3 (%)                             1.96        1.89        1.84        1.96        1.91
Ratio of net investment income
  to average net assets 4 (%)                            10.67        9.72        8.66        9.97        9.89
Portfolio turnover (%)                                      38          64          30          22          10

SENIOR SECURITIES
Total Auction Rate Preferred Shares
  (in millions)                                            $53         $53         $53         $53         $53
Asset coverage per unit 5                             $283,817    $296,903    $290,113    $260,212    $276,853
Involuntary liquidation
  preference per unit 6                               $100,000    $100,000    $100,000    $100,000    $100,000
Approximate market value per unit 6                   $100,000    $100,000    $100,000    $100,000    $100,000

1 Based on the average of the shares outstanding at the end of the month.

2 Assumes dividend reinvestment.

3 Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.27%, 1.25%, 1.22%, 1.24% and 1.21%, respectively.

4 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.91%, 6.42%, 5.73%, 6.31% and 6.27%, respectively.

5 Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing that amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.

6 Plus accumulated and unpaid dividends.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the fund has $87,391 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: May 31, 2003 -- $87,391.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Auction Rate Preferred Shares

The Fund issued 525 shares of Auction Rate Preferred Shares on July 29, 1993 in a public offering. The underwriting discount on the preferred shares of $918,750 was recorded as a reduction of the capital of the common shares, and the offering costs associated with the offering of the common shares and preferred shares of $610,007 have been recorded as a reduction of the capital of the common shares.

Dividends on the preferred shares, which accrue daily, are cumulative at a rate which was established at the offering of the shares and has been reset every 49 days thereafter by auction. Dividend rates on the preferred shares ranged from 3.20% to 4.97% during the year ended May 31, 2001.

The preferred shares are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The preferred shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the preferred shares. If the dividend on the preferred shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the preferred shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the preferred shares and the common shares have equal voting rights of one vote per share, except that the holders of the preferred shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the preferred shares and common shares. The preferred shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the preferred shares, as defined in the Fund's By-Laws.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock
Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The
Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to 0.80% of the Fund's average weekly net asset value.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and distribution services. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.15% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2001, aggregated $14,779,160 and $14,671,397, respectively.

The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $152,491,322. Gross unrealized appreciation and depreciation of investments aggregated $4,814,985 and $10,831,295, respectively, resulting in net unrealized depreciation of $6,016,310.

NOTE D
Fund common share transactions

This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.


                                    YEAR ENDED 5-31-00                  YEAR ENDED 5-31-01
                              SHARES            AMOUNT            SHARES            AMOUNT
Beginning of period         7,257,200       $99,356,009         7,257,200       $99,302,971
Reclassification of
capital accounts                   --           (53,038)               --           (54,138)
End of period               7,257,200       $99,302,971         7,257,200       $99,248,833

NOTE E
Reclassification of accounts

During the year ended May 31, 2001, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $54,138 and a decrease in capital paid-in of $54,138. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes. The calculation of net investment income in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Deloitte & Touche
LLP, Independent
Auditors

The Board of Directors and Shareholders,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Preferred Dividend Fund (the "Fund") as of May 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended May 31, 2001 and 2000 and the financial highlights for each of the years in the five-year period ended May 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at May 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 10, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 2001.

All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the tax character of all distributions for calendar year 2001.



INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the common shareholders, unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of common shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 29, 2001, the Annual Meeting of John Hancock Patriot Preferred Dividend Fund (the "Fund") was held to elect three Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

Steven R. Pruchansky -- 4,482,403 FOR and 82,608 WITHHELD AUTHORITY.

Norman H. Smith -- 4,480,746 FOR and 84,266 WITHHELD AUTHORITY.

The preferred shareholders elected Stephen L. Brown to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 473 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 2001, with the votes tabulated as follows: 4,456,865 FOR, 30,119 AGAINST and 78,027 ABSTAINING.

On May 14, 2001, Stephen L. Brown resigned and the Trustees of the Fund appointed John M. DeCiccio as his successor.



FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND
TRANSFER AGENT FOR
COMMON SHAREHOLDERS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR
AUCTION RATE
PREFERRED SHARES
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

STOCK SYMBOL
Listed New York Stock Exchange:
PPF

For shareholder assistance refer to page 19


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      State Street Bank and Trust Company
                                     P.O. Box 8200
                                     Boston, MA 02266-8200

Customer service representatives     1-800-426-5523

24-hour automated information        1-800-843-0090



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com


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